                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 31, 2000


                        HARLEY-DAVIDSON CREDIT CORP.
           (Exact name of registrant as specified in its charter)



Nevada                                333-62849                88-0292891
(State or other jurisdiction      (Commission File           (IRS Employer
 of incorporation)                    Number)            Identification Number)


     4150 Technology Way
     Carson City, Nevada                                  89706
     (Address of principal executive offices)           (Zip Code)

                                 (702) 885-1200
                (Registrant's telephone number, including area code)


                                 Not Applicable
            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 2000-2 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)  Financial Statements: None
  (b)  Pro Forma Financial Information: None
  (c)  Exhibits:

EXHIBIT NO.      DOCUMENT
-----------      --------
   20            Term Sheet














                                      -2-

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HARLEY-DAVIDSON CREDIT CORP.

                                       By: /s/ Perry A. Glassgow
                                           ----------------------
                                           Perry A. Glassgow
                                           Treasurer




July 31, 2000














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

                                 EXHIBIT INDEX

EXHIBIT NO.        DOCUMENT                                  PAGE
-----------        --------                                  ----
    20          Term Sheet                                    1








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